Balter European L/S Small Cap Fund

(the “Fund”)

Institutional Class (Symbol: BESMX)

Investor Class (Symbol: BESRX)

Supplement dated April 5, 2016

to the Fund’s Prospectus dated December 31, 2015, as amended January 7, 2016

The following supplements information contained in the Fund’s current Prospectus.

Effective April 5, 2016, the following information will supplement and supersede any contrary information contained in the Fund’s Prospectus:

Under the Heading “Summary Section—Principal Investment Strategies,” the first paragraph is deleted and replaced with the following:

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small-cap companies based in Europe. The Adviser considers issuers to be located in Europe if they are organized in Europe, have their principal place of business in the Europe, or their securities are traded principally in Europe. The Adviser currently defines small capitalization companies as those that at time of purchase have capitalizations of between $160 million to $5.5 billion (€150 million - €5 billion). The Fund’s portfolio typically has 60 equity positions in the Fund’s long/short portfolio. The Fund may invest in listed and unlisted European equity securities, debt securities, options, warrants, convertibles and other derivative instruments. Derivative instruments may be exchanged traded or over-the-counter and will primarily be used for providing synthetic exposure to equity securities.   Derivatives may also be used for hedging and to manage short term volatility. The Fund may also retain amounts in cash or cash equivalents, pending investment, if this is considered appropriate to the investment objective.

Under the Heading “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings —Principal Investment Strategies,” the first paragraph is deleted and replaced with the following:

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small-cap companies based in Europe. The Adviser considers issuers to be located in Europe if they are organized in Europe, have their principal place of business in the Europe, or their securities are traded principally in Europe. The Adviser currently defines small capitalization companies as those that at time of purchase have capitalizations of between $160 million to $5.5 billion (€150 million - €5 billion). The Fund’s portfolio typically has 60 equity positions in the Fund’s long/short portfolio. The Fund may invest in listed and unlisted European equity securities, debt securities, options, warrants, convertibles and other derivative instruments. Derivative instruments may be exchanged traded or over-the-counter and will primarily be used for providing synthetic exposure to equity securities.   Derivatives may also be used for hedging and to manage short term volatility. The Fund may also retain amounts in cash or cash equivalents, pending investment, if this is considered appropriate to the investment objective.

You should read this Supplement in conjunction with the Prospectus dated December 31, 2015, as amended January 7, 2016, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.